UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 9, 2005

THE E.W. SCRIPPS COMPANY

(Exact name of registrant as specified in its charter)

Ohio	0-16914	31-1223339
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 977-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE E.W. SCRIPPS COMPANY

Item 1.01 Entry into a Material Definitive Agreement

At its February 10, 2005, meeting, the Board of Directors (the “Board”) of The E. W. Scripps Company (“Scripps”) approved amendments to the following compensation plans:

•	The Executive Bonus Plan (the “Bonus Plan”) was amended to conform to changes in the Internal Revenue Code (the “Code”) with respect to nonqualified deferred compensation, and to modify the definition of Change in Control under the Bonus Plan. In addition, certain technical and administrative amendments were made to the Bonus Plan. The amendments to the Bonus Plan become effective upon approval of the Common Voting shareholders at the annual shareholder meeting. Shareholder approval of the Bonus Plan is required every five years in accordance with the Code. The amended Bonus Plan is included as Exhibit 10.04 in this Form 8-K.

•	The 1997 Long-Term Incentive Plan (the “LTIP”) was amended to reserve 6,000,000 additional Class A Common shares for issuance under the LTIP, and to add certain provisions with respect to performance measures. In addition, certain technical and administrative amendments were made to the LTIP. The amendments to the LTIP become effective upon approval of the Common Voting shareholders at the annual shareholder meeting. Shareholder approval of the LTIP is required every five years in accordance with the Code. The amended LTIP is included in this Form 8-K as Exhibit 10.01.

On February 9, 2005, the Incentive Plan Committee, a subcommittee of the Compensation Committee of the Board which approves all awards under the LTIP and approves all performance-based bonus awards for Scripps’ senior executives (the “Committee”), took the following actions with respect to compensation of executive officers of Scripps:

•	Established the specific performance goals that will be used to determine the amount of the annual cash bonuses for 2005 that may be paid to certain executive officers under the Bonus Plan. The Committee designated for each such executive officer a target amount, which was a percentage of the individual’s base salary. The amount each such executive officer receives will depend upon Scripps’ achievement of specific financial targets. Such performance targets for 2005 are earnings per share and operating cash flow, the measure used to evaluate the operating performance of our business segments. For certain executive officers the operating cash flow target is the amount for Scripps as a whole, while for officers who work for specific operating segments, the operating cash flow targets are for the individual’s operating segment.

•	Approved the grant of stock options and restricted stock to each executive officer. The options vest equally over a three-year period and have an eight-year life. The number of shares of restricted stock that will be earned is based upon the achievement of specific operating cash flow performance targets as described above. The shares earned will vest over a three-year period. Such grants were pursuant to the LTIP, which has been previously filed with the Securities and Exchange Commission (“SEC”). The specific forms of the stock option and restricted stock grants are included as Exhibit 10.03A and 10.03C in this Form 8-K.

•	Increased the annual cash bonus target of Kenneth W. Lowe, Chief Executive Officer, from 80% to 100% of his current annual base salary, pursuant to the terms of his June 16, 2003, employment agreement with Scripps. The employment agreement has previously been filed with the SEC.

In addition, on February 9, 2005, the Compensation Committee of the Board increased Lowe’s annual base salary to $1,050,000.

In addition, Scripps has entered into the following compensation arrangements with Mark G. Contreras, Vice President of Newspaper Operations. Under the terms of the arrangements, Contreras:

•	Will receive an annualized base salary of $450,000.

•	Has a bonus target amount under the Bonus Plan equal to 45% of his annual base salary. While the bonus he receives will depend upon Scripps’ achievement of earnings per share and operating cash flow targets for the newspaper operating segment, Scripps has guaranteed Contreras will receive at least $151,875, no later than March 2006.

•	Is eligible to receive a one-time bonus of $50,000 if certain 2005 targets related to on-line revenue and advertising benchmarks for the newspaper operating segment are met.

•	Received a signing bonus of $150,000. Half of the bonus was paid in January 2005. The remainder is payable on July 5, 2005, conditioned upon his continuing employment through that date.

•	Received a grant of 4,000 performance-based restricted shares pursuant to the terms of the 1997 LTIP. The form of the award is included as Exhibit 10.03D.

•	Is eligible to receive a severance payment equal to one and one-half times his base salary and annual bonus if terminated without cause or if he leaves Scripps for good reason prior to December 31, 2006, other than within 18 months following a change in control. Cause is defined in Scripps’ Senior Executive Change in Control Plan (the “Change in Control Plan”), which has previously been filed with the SEC. Good reason is defined as (a) a material reduction in his starting pay or target bonus, (b) an assignment of duties that is materially inconsistent with, or materially less than his duties as Vice President of Newspaper Operations or (c) an assignment or relocation without his consent. In no event would he receive a severance payment and a payment under the Change in Control Plan.

At its February 10, 2005, meeting the Board approved the following compensation for non-employee directors:

Annual retainer for the chairman of the Board	$100,000
Annual retainer for independent directors	40,000
Audit Committee chair annual fee	9,000
Compensation Committee chair annual fee	6,000
Executive and Nominating and Governance Committee chair annual fee	3,000
Per meeting fee for Board and Audit Committee	2,500
Per meeting fee for Executive, Compensation and Nominating and Governance Committee	2,000

In addition, options to purchase 10,000 Class A Common Shares were granted to each non-employee director, effective upon re-election at the annual shareholder meeting. The options vest in one year and have a ten-year life. Such grants were pursuant to the LTIP, which has been previously filed with the SEC. The specific form of the stock option award is included as Exhibit 10.03B in this Form 8-K.

Item 5.03 Amendment to Articles of Incorporation or Bylaws, Change in Fiscal Year

On February 10, 2005, the Board approved an amendment to Article 1, Section 6 of Scripps’ Code of Regulations to permit telephonic and Internet voting. The amendment will become effective upon shareholder approval.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description of Item	Exhibit No. Incorporated
3.02	Amended and Restated Code of Regulations

10.01	Amended and Restated 1997 Long-Term Incentive Plan

10.02	1997 Long-Term Incentive Plan (1)	4B

10.03A	Form of Executive Officer Nonqualified Stock Option Agreement

10.03B	Form of Independent Director Nonqualified Stock Option Agreement

10.03C	Form of Performance-Based Restricted Share Agreement

10.03D	Performance-Based Restricted Share Agreement between The E. W. Scripps Company and Mark G. Contreras

10.04	Executive Bonus Plan, as amended April 14, 2005

10.05	Employment Agreement between the Company and Kenneth W. Lowe (2)	10.63

10.06	Scripps Senior Executive Change in Control Plan (3)	10.65

(1)	Incorporated by reference to Registration Statement of The E. W. Scripps Company on Form S-8 (File No. 333-27623).
(2)	Incorporated by reference to The E. W. Scripps Company Annual Report on Form 10-K for the year ended December 31, 2003.
(3)	Incorporated by reference to The E. W. Scripps Company Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Lori A. Hickok
Lori A. Hickok
Vice President and Controller

Dated: February 15, 2005